SECOND AMENDMENT AND MODIFICATION AGREEMENT

                                  by and among

                 DRS TECHNOLOGIES, INC., DRS TECHNOLOGIES CANADA
        COMPANY, DRS TECHNOLOGIES CANADA, INC., DRS SENSOR SYSTEMS, INC.,
      FORMERLY KNOWN AS "DRS EO, INC.", AND DRS INFRARED TECHNOLOGIES, LP,
                       FORMERLY KNOWN AS "DRS FPA, L.P.",
                        collectively as the Co-Borrowers

                                       AND

         LAUREL TECHNOLOGIES PARTNERSHIP D/B/A DRS LAUREL TECHNOLOGIES,
        DRS ELECTRONIC SYSTEMS, INC., DRS PHOTRONICS, INC., DRS PRECISION
        ECHO, INC., DRS AHEAD TECHNOLOGY, INC., DRS OPTRONICS, INC., DRS
           SYSTEMS MANAGEMENT CORPORATION, DRS/MS, INC., DRS TECHNICAL
      SERVICES, INC., DRS INTERNATIONAL, INC., DRS AIR, INC., DRS HADLAND,
 INC., NAI TECHNOLOGIES, INC., AS SUCCESSOR-IN-INTEREST TO DRS MERGER SUB, INC.,
       DRS EPA, INC., DRS RUGGED SYSTEMS, INC. AND DRS ADVANCED PROGRAMS,
                      INC., collectively as the Ciuarantors

                                       AND

                               MELLON BANK, N.A.,
                          as the Agent and as a Lender

                                       AND

         MELLON BANK CANADA, THE CIT GROUP / EQUIPMENT FINANCING, INC.,
                      NATIONAL BANK OF CANADA, SUMMIT BANK,
                         UNION BANK OF CALIFORNIA, N.A.,
             TRANSAMERICA EQUIPMENT FINANCIAL SERVICES CORPORATION,
         THE TORONTO-DOMINION BANK, TORONTO DOMINION (NEW YORK), INC.,
        NATIONAL CITY BANK OF PENNSYLVANIA, GALAXY CLO 1999-1, LTD., KZH
                 SOLEIL LLC, STEIN ROE & FARNHAM CLO I LTD. AND
                             IBM CREDIT CORPORATION,
                                each as a Lender


                              Dated: February 4, 2000

                   SECOND AMENDMENT AND MODIFICATION AGREEMENT
                   -------------------------------------------


     THIS SECOND AMENDMENT AND MODIFICATION AGREEMENT (hereinafter referred to as this "Second Amendment"), is made this 4th day of February, 2000, by and among


     DRS TECHNOLOGIES, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 5 Sylvan Way, Parsippany, New Jersey 07054 (hereinafter referred to as "DRS"),

     AND

     DRS TECHNOLOGIES CANADA, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 5 Sylvan Way, Parsippany, New Jersey 07054 (hereinafter referred to as "DRS Canada Inc."),

     AND

     DRS TECHNOLOGIES CANADA COMPANY, a Nova Scotia company, having its principal office and chief executive office located at 365 March Road, Kanata, Ontario K2K 1X3 (hereinafter referred to as "DRS Flight Safety"),

     AND

     DRS SENSOR SYSTEMS, INC., FORMERLY KNOWN AS "DRS EO, INC.", a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 2000 East El Segundo Blvd., El Segundo, California 90245 (hereinafter referred to as "DRS Sensor Systems"),

     AND

     DRS INFRARED TECHNOLOGIES, LP, FORMERLY KNOWN AS "DRS FPA, L.P.", a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 13588 North Central Expressway, Dallas, Texas 75243 (hereinafter referred to as "DRS infrared" and hereinafter DRS, DRS Canada Inc., DRS Flight Safety, DRS Sensor Systems and DRS Infrared shall be collectively referred to as the "Co-Borrowers" and sometimes individually referred to as a "Co-Borrower"),

     AND

     LAUREL TECHNOLOGIES PARTNERSHIP D/B/A DRS LAUREL `TECHNOLOGIES, a general partnership duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 423 Walters

Avenue, Johnstown, Pennsylvania 15904 (hereinafter sometimes referred to as "Laurel Technologies" and sometimes referred to as the "Partnership Guarantor"),

     AND

     DRS ELECTRONIC SYSTEMS, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 200 Professional Drive, Gaithersburg, Maryland 20879 (hereinafter referred to as "DRS Electronic Systems"),

     AND

     DRS PHOTRONICS, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of New York, having its principal office located at 138 Bauer Drive, Oakland, New Jersey 07436 (hereinafter referred to as "DRS Photronics"),

     AND

     DRS PRECISION ECHO, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 3105 Patrick Henry Drive, Santa Clara, California 95054 (hereinafter referred to as "DRS Precision Echo"),

     AND

     DRS AHEAD TECHNOLOGY, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 6410 Via Del Oro, San Jose, California 95054 (hereinafter referred to as "DRS Ahead Technology"),

     AND

     DRS OPTRONICS, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 2330 Commerce Park Drive, N.E., Second Floor, Palm Bay, Florida 32905 (hereinafter referred to as "DRS Optronics"),

     AND

     DRS SYSTEMS MANAGEMENT CORPORATION, a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 5 Sylvan Way, Parsippany, New Jersey 07054 (hereinafter referred to as "DRS Systems Management"),

     AND

     DRS/MS, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 5 Sylvan Way, Parsippany, New Jersey 07054 (hereinafter referred to as "DRS/MS"),

     AND

     DRS TECHNICAL SERVICES, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 2535 Camino Del Rio, Suite 300, San Diego, California 92108 (hereinafter referred to as "DRS Technical Services"),

     AND

     DRS INTERNATIONAL, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 5 Sylvan Way, Parsippany, New Jersey 07054 (hereinafter referred to as "DRS International"),

     AND

     DRS AIR, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 5 Sylvan Way, Parsippany, New Jersey 07054 (hereinafter referred to as "DRS Air"),

     AND

     DRS HADLAND, INC., a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, having its principal office located at 20480 Pacifica Drive, Suite D, Cupertino, California 95014 (hereinafter referred to as "DRS Hadland"),

     AND

     DRS FPA, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 5 Sylvan Way, Parsippany, New Jersey 07054 (hereinafter referred to as "DRS FPA" and hereinafter DRS Electronic Systems, DRS Photronics, DRS Precision Echo, DRS Ahead Technology, DRS Optronics, DRS Systems Management, DRS/MS, DRS Technical Services, DRS International, DRS Air, DRS Hadland and DRS FPA shall be collectively referred to as the "Original ("Corporate Guarantors" and hereinafter the Original Corporate Guarantors, the Partnership Guarantor and DRS Merger Sub, Inc., a New York corporation (hereinafter referred to as "DRS Merger Sub"), shall be collectively referred to as the "Original Guarantors"),

     AND

     NAI TECHNOLOGIES, INC., AS SUCCESSOR-IN-INTEREST TO DRS MERGER SUB, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of New York, having its principal office located at 5 Sylvan Way, Parsippany, New Jersey 07054 (hereinafter referred to as "NAI Technologies"),

     AND

     DRS RUGGED SYSTEMS, INC., FORMERLY KNOWN AS "CODAR TECHNOLOGY, INC.", a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado, having its principal office located at 2405 Trade Centre Avenue, Longmont, Colorado 80503 (hereinafter referred to as "DRS Rugged Systems"),

     AND

     DRS ADVANCED PROGRAMS, INC., FORMERLY KNOWN AS "NAI TECHNOLOGIES - SYSTEMS DIVISION CORPORATION", a corporation duly organized, validly existing and in good standing under the laws of the State of New York, having its principal office located at 7125 Riverwood Drive, Columbia, Maryland 21046 (hereinafter referred to as "DRS Advanced Programs" and hereinafter NAI Technologies, DRS Rugged Systems and DRS Advanced Programs shall be collectively referred to as the "New Corporate Guarantors" and hereinafter the Original Corporate Guarantors, the New Corporate Guarantors and the Partnership Guarantor shall be collectively referred to as the "Guarantors"),

     AND

     MELLON BANK, N.A., a national banking association duly organized and validly existing under the laws of the United States of America, having an office located at Mellon Bank Center, 1735 Market Street, Philadelphia, Pennsylvania 19101, strictly in its capacity as a lender (hereinafter sometimes referred to as "Mellon US" and/or as a "Lender"),

     AND

     MELLON BANK CANADA, one of the chartered banks of Canada, duly organized and validly existing under the laws of Canada, having an office located at Royal Trust Tower, 32nd Floor, Toronto Dominion Center, Toronto, Ontario M5K 1K2, as a lender (hereinafter sometimes referred to as "Mellon Canada" and/or as a "Lender" and hereinafter Mellon US and Mellon Canada shall be sometimes collectively referred to as the "Original Lenders"),

     AND

     THE CIT GROUP / EQUIPMENT FINANCING, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of New York, having an office located at 900 Ashwood Parkway, Suite 600, Atlanta, GA 30338,
Attention: Vice President - Credit (hereinafter sometimes referred to as "CIT Group" and sometimes referred to as a "Lender"),

     AND

     NATIONAL BANK OF CANADA, one of the chartered banks of Canada, duly organized and validly existing under the laws of Canada, having notice addresses located at both (i) Post Office Plaza, 50 Division Street, Suite 201, Somerville, New Jersey 08876 and (ii) Suite 305, 350 Burnhamthorpe Road, Mississaugua, Ontario, Canada L5B 3J1 (hereinafter sometimes referred to as "NBC" and sometimes referred to as a "Lender"),

     AND

     SUMMIT BANK, a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey, having an office located at 250 Moore Street, 2nd Floor, Hackensack, New Jersey 07601, Attention: George Barrow, Vice President (hereinafter sometimes referred to as "Summit" and sometimes referred to as a "Lender"),

     AND

     UNION BANK OF CALIFORNIA, N.A., a corporation duly organized, validly existing and in good standing under the laws of the State of California, having an office located at 445 South Figueroa Street, 16th Floor, Los Angeles, California 90071, Attention: Mr. Hagop Jazmadarian, Vice President/Credit Executive (hereinafter sometimes referred to as "Union Bank" and sometimes referred to as a "Lender"),

     AND

     TRANSAMERICA EQUIPMENT FINANCIAL SERVICES CORPORATION, a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having an office located at 5080 Spectrum Drive, Suite 1100 West, Dallas, Texas 75248, Attention: Mel Renfro, Vice President/Division Operations Manager (hereinafter sometimes referred to as "Transamerica" and sometimes referred to as a "Lender"),

     AND

     THE TORONTO-DOMINION BANK, one of the chartered banks of Canada, duly organized and validly existing under the laws of Canada, having an office located at TD Tower, 9th Floor, 55 King Street West, Toronto, Ontario, Canada M5K 1 A2 (hereinafter sometimes referred to as "Toronto-Dominion" and sometimes referred to as a "Lender"),

     AND

     TORONTO DOMINION (NEW YORK), INC., a state banking institution organized and existing under the laws of the State of New York, having an office located at 31 West 52nd Street, New York, New York 10019-6101 (hereinafter sometimes referred to as "Toronto-Dominion NY" and sometimes referred to as a "Lender"),

     AND

     NATIONAL CITY BANK OF PENNSYLVANIA, a national banking association organized and existing under the laws of the United States of America, having an office located at National City Center, 20 Stanwix Street, Pittsburgh, Pennsylvania 15222-4802 (hereinafter sometimes referred to as "National City Bank" and sometimes referred to as a "Lender"),

     AND

     GALAXY CLO 1999-1, LTD., a corporation duly organized, validly existing and in good standing under the laws of the Cayman Islands, British West Indies and acting hereunder by SAI INVESTMENT ADVISER, INC., its collateral manager, having an office located at 1 SunAmerica Center - 34th Floor, Century City, Los Angeles, California 90067-6022 (hereinafter sometimes referred to as "Galaxy" and sometimes referred to as a "Lender"),

     AND

     KZH SOLEIL LLC, a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware, having an office located at c/o The Chase Manhattan Bank, 450 West 33rd Street - 15th Floor, New York, New York 10001 (hereinafter Sometimes referred to as "KZH Soleil" and sometimes referred to as a "Lender"),

     AND

     STEIN ROE & FARNHAM CLO I LTD., a corporation duly organized, validly existing and in good standing under the laws of the Cayman Islands, and acting hereunder by Stein Roe & Farnham Incorporated, its portfolio manager, having an office located at One South Wacker Drive, 33rd Floor, Chicago, Illinois 60606-4685 (hereinafter sometimes referred to as Stein Roe and sometimes referred to as a "Lender"),

     AND

     IBM CREDIT CORPORATION, a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware, having an office located at North Castle Drive, Armonk, New York 10504 (hereinafter sometimes referred to as "IBM Credit" and sometimes referred to as a "Lender" and hereinafter the Original Lenders, CIT Group, NBC, Summit, Union Bank, Transamerica, Toronto-Dominion, Toronto-Dominion NY, National City Bank, Galaxy, KZH Soleil, Stein Roe and IBM Credit shall be sometimes collectively referred to as the "Lenders"),

     AND

     MELLON BANK, N.A., a national banking association duly organized and validly existing under the laws of the United States of America, having an office located at Mellon Bank

Center, 1735 Market Street, Philadelphia, Pennsylvania 19101, strictly in its capacity as the agent for the Lenders hereunder (hereinafter referred to as the "Agent").

                                   WITNESSETH:
                                   -----------

     WHEREAS, on October 20, 1998, pursuant to a certain Amended and Restated Revolving Credit Loan and Term Loan Agreement dated October 20, 1998 (hereinafter as it may be from time to time amended, modified, extended, renewed, refinanced and/or supplemented referred to as the "Loan Agreement"), executed by and among the Co-Borrowers, as the co- borrowers, and the Original Lenders, as the lenders, the Original Lenders agreed to make to the (Co-Borrowers (i) an amended and restated secured recourse revolving credit loan in the aggregate principal amount of up to Seventy Million and 00/100 (US$70,000,000.00) Dollars for the purposes of financing (a) the purchase of the scanning and staring infrared detector business and electro-optical business of Raytheon TI Systems, Inc., Raytheon Company and Raytheon Systems Georgia, Inc.,
(b) the refinance of existing indebtedness, (c) working capital (including, without limitation, the issuance of trade / commercial and standby letters of credit) and (d) general corporate purposes (hereinafter referred to as the "Revolving Credit Loan Facility"), (ii) an amended and restated secured recourse term loan in the aggregate principal amount of Thirty Million and 00/100 (US$30,000,000.00) Dollars for the purposes of financing (a) the purchase of the scanning and staring infrared detector business and electro-optical business of Raytheon TI Systems, Inc., Raytheon Company and Raytheon Systems Georgia, Inc.,
(b) the refinance of existing indebtedness, (c) working capital and (d) general corporate purposes (hereinafter referred to as the "Term Loan Facility #1") and (iii) a secured recourse term loan in the aggregate principal amount of Fifty Million and 00/100 (US$50,000,000.00) Dollars for the purposes of financing (a) the purchase of the scanning and staring infrared detector business and electro-optical business of Raytheon TI Systems, Inc., Raytheon Company and Raytheon Systems Georgia, Inc., (b) the refinance of existing indebtedness, (c) working capital and (d) general corporate purposes (hereinafter referred to as the "Term Loan Facility #2"), all subject to the terms, conditions and provisions of the Loan Agreement; and

     WHEREAS, for the purposes of this Second Amendment, the Revolving Credit Loan Facility, the Term Loan Facility #1 and the Term Loan Facility #2, as they may be from time to time hereafter amended, modified, extended, refinanced and/or otherwise supplemented, shall he collectively referred to as the "Loan Facilities"; and

     WHEREAS, on October 20, 1998, pursuant to a certain Amended and Restated Agreement of Guaranty dated October 20, 1998 (hereinafter as it may be from time to time amended, modified, extended, renewed, refinanced and/or supplemented referred to as the "Agreement of Guaranty"), executed by the Original Guarantors, on a joint and several basis, in favor of the Agent, on behalf of the Lenders, the Original Guarantors unconditionally agreed to guaranty the "Liability of the Co-Borrowers" and the "Liabilities of the Co-Borrowers" (as such terms are defined in the Agreement of Guaranty); and

     WHEREAS, on October 20, 1998, pursuant to a certain Amended and Restated Security Agreement #1 dated October 20, 1998 (hereinafter as it may be from time to time amended, modified, extended, renewed, refinanced and/or supplemented referred to as the "Security Agreement #1"), executed by and among DRS, DRS Canada Inc., DRS Sensor Systems, DRS Infrared and the Agent, on behalf of the Lenders, DRS and DRS Canada Inc., DRS Sensor Systems and DRS Infrared granted to the Agent, on behalf of the Lenders, a security interest in all of the "Collateral" (as such term is defined in the Security Agreement #1), as security for all of the "Obligations" (as such term is defined in the Security Agreement #1) of the Co-Borrowers; and

     WHEREAS, on October 20, 1998, pursuant to a certain Amended and Restated Security Agreement #2 dated October 20, 1998 (hereinafter as it may be from time to time amended, modified, extended, renewed, refinanced and/or supplemented referred to as the "Security Agreement #2"), executed by and among the Original Guarantors and the Agent, on behalf of the Lenders, the Original Guarantors granted to the Agent, on behalf of the Lenders, a security interest in all of the "Collateral" (as such term is defined in the Security Agreement #2), as security for all of the "Obligations" (as such term is defined in the Security Agreement #2) of the Co-Borrowers; and

     WHEREAS, on October 20, 1998, pursuant to a certain Amended and Restated Security Agreement #3 dated October 20, 1998 (hereinafter as it may be from time to time amended. modified, extended, renewed, refinanced and/or supplemented referred to as the "Security Agreement #3" and hereinafter the Security Agreement #1, the Security Agreement #2 and the Security Agreement #3 shall be collectively referred to as the "Security Agreements"), executed by and between DRS Flight Safety and the Agent, on behalf of the Lenders, DRS Flight Safety granted to the Agent, on behalf of the Lenders, a security interest in all of the "Collateral" (as such term is defined in the Security Agreement #3), as security for all of the "Obligations" (as such term is defined in the Security Agreement #3) of the Co-Borrowers; and

     WHEREAS, on October 20, 1998, the Co-Borrowers, as the makers, executed and delivered to Mellon US, as the payee, a certain Amended and Restated Revolving Credit Loan Note dated October 20, 1998 (hereinafter referred to as the "Mellon US Revolving Credit Note"), in the original aggregate principal amount of Seventy Million and 00/100 (US$70,000,000.00) Dollars, which Mellon US
Revolving Credit Note evidenced the maximum amount of the Revolving Credit Loan Facility; and

     WHEREAS, on October 20, 1998, the Co-Borrowers, as the makers, executed and delivered to Mellon Canada, as the payee, a certain Amended and Restated Revolving Credit Loan Note dated October 20, 1998 (hereinafter referred to as the "Mellon Canada Revolving Credit Note"), in the original aggregate principal amount of Ten Million and 00/100 (US$10,000,000.00) Dollars, which Mellon Canada Revolving Credit Note evidenced the "Revolving Credit Commitment" (as such term is defined in the Loan Agreement) of Mellon Canada; and

     WHEREAS, on October 20, 1998, the Co-Borrowers, as the makers, executed and delivered to Mellon US, as the payee, a certain Amended and Restated Term Loan #1 Note dated October 20, 1998 (hereinafter referred to as the "Mellon US Term Loan #1 Note"), in the original aggregate principal amount of Twelve Million Five Hundred Thousand and 00/100 (US$l2,500,000.00) Dollars, which Mellon US Term Loan #1 Note evidenced the "Term Loan #1 Commitment" (as such term is defined in the Loan Agreement) of Mellon US; and

     WHEREAS, on October 20, 1998, the Co-Borrowers, as the makers, executed and delivered to Mellon Canada, as the payee, a certain Amended and Restated Term Loan #1 Note dated October 20, 1998 (hereinafter referred to as the "Mellon Canada Term Loan #1 Note"), in the original aggregate principal amount of Seventeen Million Five Hundred Thousand and 00/100 (US$17,500,000.00) Dollars, which Mellon Canada Term Loan #1 Note evidenced the "Term Loan #1 Commitment" (as such term is defined in the Loan Agreement) of Mellon Canada, and

     WHEREAS, on October 20, 1998, the Co-Borrowers, as the makers, executed and delivered to Mellon US, as the payee, a certain Term Loan #2 Note dated October 20, 1998 (hereinafter referred to as the "Mellon US Term Loan #2 Note"), in the original aggregate principal amount of Fifty Million and 00/100 (US$50,000,000.00) Dollars, which Mellon US Term Loan #2 Note evidenced the original amount of the Term Loan Facility #2; and

     WHEREAS, for the purposes of this Second Amendment, the Mellon US Revolving Credit Note, the Mellon Canada Revolving Credit Note, the Mellon US Term Loan #1 Note, the Mellon Canada Term Loan #1 Note and the Mellon US Term Loan Note #2 shall be collectively referred to as the "Original Notes"; and

     WHEREAS, pursuant to that certain Certificate of Amendment of Certificate of Incorporation filed in the Office of the Secretary of State of the State of Delaware on November 2, 1998, DRS EO, Inc. changed its name to "DRS Sensor Systems, Inc."; and

     WHEREAS, pursuant to that certain Certificate of Amendment of Certificate of Limited Partnership filed in the Office of the Secretary of State of the State of Delaware on November 2, 1998, DRS FPA, L.P. changed its name to "DRS Infrared Technologies, LP"; and

     WHEREAS, pursuant to that certain Certificate of Merger filed in the office of the Secretary of State of the State of New York on February 22, 1999, DRS Merger Sub was merged with and into NAI Technologies (hereinafter referred to as the "Merger") with NAI Technologies surviving as a wholly-owned Subsidiary of DRS; and

     WHEREAS, as a result of the Merger, NAI Technologies became the successor-in- interest to DRS Merger Sub and the Co-Borrowers acquired the following "Subsidiaries and/or Affiliates" (as such terms are defined in the Loan Agreement and, specifically, used in Section 6.12 of the Loan Agreement):
(i) DRS Rugged Systems, (ii) DRS Advanced Programs, (iii) DRS Rugged Systems (Europe) Limited, formerly known as "Lynwood Rugged Systems Limited", a company incorporated under the laws of England and Wales (hereinafter referred to as "DRS

Rugged Systems UK") and (iv) DRS Rugged Systems Australia PTY Limited, formerly known as Lynwood Australia PTY", a company incorporated under the laws of Australia (hereinafter referred to as "DRS Rugged Systems Australia"); and

     WHEREAS, pursuant to that certain First Amendment and Modification, dated August 15, 1999 (hereinafter referred to as the "First Amendment"), the Co-Borrowers, the Guarantors and the Lender agreed to amend and modify the Loan Agreement and the other Loan Documents for the purposes of (i) in Article I,
Section 1.01 of the Loan Agreement, amending and modifying the definition of "Loan Documents" to provide for the First Amendment; (ii) in Article 1, Section 101 of the Loan Agreement, providing for a new definition of "First Amendment";
(iii) in Article 1, Section 1.01 of the Loan Agreement, amending and modifying the definition of "Pledge of Stock Agreements" to provide for the "Pledge of Stock Agreement #5", the "Pledge of Stock Agreement #6", the "Pledge of Stock Agreement #7" and the "Pledge of Stock Agreement #8" (as each such term is defined in the First Amendment); (iv) in Article VI, Section 6.12 of the Loan Agreement, amending and modifying Section 6.12 to provide for (a) the execution of the Agreement of Guaranty by any domestic Subsidiaries and/or Affiliates which are acquired or formed by any of the Co-Borrowers after the Closing Date,
(b) the execution of the Security Agreement #2 by any domestic Subsidiaries and/or Affiliates which are acquired or formed by any of the Co-Borrowers after the Closing Date, (c) the pledge of one-hundred percent (100%) of the authorized, issued and outstanding stock of any domestic Subsidiaries and/or Affiliates which are acquired or formed by any of the Co-Borrowers after the Closing Date and (d) the pledge of no more than sixty-five percent (650%) of the authorized, issued and outstanding stock of any foreign Subsidiaries and/or Affiliates which are acquired or formed by any of the Co-Borrowers after the Closing Date, all as additional collateral security for the Loan Facilities; (v) in the Agreement of Guaranty, amending and modifying the Agreement of Guaranty by deleting any and all references to "DRS Merger Sub" and to "DRS Merger Sub, Inc." and inserting a new reference to NAI Technologies in their place and stead; (vi) in the Agreement of Guaranty, amending and modifying the Agreement of Guaranty by adding DRS Rugged Systems and DRS Advanced Programs as "Guarantors" on a joint and several basis with all of the other Guarantors;
(vii) in the Security Agreement #2, amending and modifying the Security Agreement #2 by deleting any and all references to "DRS Merger Sub" and to "DRS Merger Sub, Inc." and Inserting a new reference to NAI Technologies in their place and stead; (viii) in the Security Agreement #2, amending and modifying the Security Agreement #2 by adding DRS Rugged Systems and DRS Advanced Programs as "Debtors"; (ix) in the Security Agreement #2, amending and modifying Schedule "B" to add the locations of the Collateral pledged to the Agent, on behalf of the Lenders, by DRS Rugged Systems and DRS Advanced Programs; (x) in the Loan Agreement and in all of the other Loan Documents, providing for a new notice address for the Co-Borrowers, the Corporate Guarantors and the Partnership Guarantor; and (xi) in the Loan Documents, providing that any and all references to the Loan Documents shall be deemed to refer to each Loan Document as amended and modified up through and including the First Amendment; and

     WHEREAS, on July 21, 1999, pursuant to the terms, conditions and provisions of that certain Agreement for Sale and Purchase of Global Data Systems Limited, DRS Rugged Systems UK acquired one hundred percent (100%) of the authorized, issued and outstanding voting capital stock in Global Data Systems Limited, a company incorporated under the laws of England and Wales (hereinafter referred to as the "Global
Acquisition"); and

     WHEREAS, the Global Acquisition was a permitted acquisition under the terms, conditions and provisions of Section 7.05(iv) of the Loan Agreement; and

     WHEREAS, the Co-Borrowers, the Guarantors and the Lender now desire to further amend and modify the Loan Agreement and the other Loan Documents, all as previously amended and modified, for the purposes of (i) increasing the aggregate principal amount of the Revolving Credit Commitments from the aggregate principal amount of "up to $70,000,000.00" to a new increased aggregate principal amount of "up to $80,000,000.00"; (ii) in the Recitals and in Article I, Section 1.01 of the Loan Agreement, amending and modifying the definition of "Revolving Credit Loan Facility" to amend and modify the aggregate principal amount of the Revolving Credit Loan Facility from the existing aggregate principal amount of "up to $70,000,000.00" to a new increased aggregate principal amount of "up to $80,000,000.00"; (iii) in Article 1,
Section 1.01 of the Loan Agreement, deleting the existing definition of "Advance Limit" and inserting a new definition of "Advance Limit" in its place and stead;
(iv) in Article I, Section 1.01 of the Loan Agreement, deleting the existing definition of "Eligible Assignee" and inserting a new definition of "Eligible Assignee" in its place and stead; (v) in Article 1, Section 1 .01 of the Loan Agreement, amending and modifying the definition of "Loan Documents" to provide for this Second Amendment; (vi) in Article I, Section 1.01 of the Loan Agreement, providing for a new definition of "Second Amendment"; (vii) in
Article II, Section 2.11 of the Loan Agreement, amending and modifying Section
2.11 to provide for non-bank entities as Lenders"; (viii) in Article VII,
Section 7.05 of the Loan Agreement, providing for a reference to any ~acquisition" in addition to the existing references to any "merger or consolidation"; (ix) in the Loan Documents, providing that any and all references to the "Revolving Credit Loan Facility" shall be deemed to refer to the Revolving Credit Loan Facility in the aggregate increased principal amount of"up to $80,000,000.00"; and (x) in the Loan Documents, providing that any and all references to the Loan Documents shall be deemed to refer to each Loan Document as amended and modified up through and including this Second
Amendment; and

     WHEREAS, at various times since the Closing Date, the Lenders have sold, assigned and/or transferred a portion or portions of their respective interests in the Loan Facilities to other Persons and, as a result of such sales, assignments and/or transfers, the Original Notes have been superceded and replaced by various "Notes" (as such term is defined in the Loan Agreement) which represent the current Commitments of the Lenders, as such Commitments are set forth on Schedule "A" attached hereto and made a part hereof; and

     WHEREAS, all words, terms, definitions and provisions not otherwise expressly defined herein shall have their respective meanings and be construed as provided for in the Loan Agreement. All words, terms, definitions and provisions of the Loan Agreement are incorporated herein by reference, as if set forth in their entirety.

     NOW, THEREFORE, intending to be legally bound hereby, the Co-Borrowers, the Guarantors and the Lenders hereby promise, covenant and agree as follows:

     1. PRINCIPAL BALANCE OF THE REVOLVING CREDIT LOAN FACILITY. There is, as of Deccmber 17, 1999, presently due and owing on the Revolving Credit Loan Facility, the principal sum of US$41,864,120.23 without offset, defense or counterclaim, all of which are hereby expressly waived by the Co-Borrowers and the Guarantors as of the date hereof. The foregoing principal balance is allocated as follows: (i) US$31,541,000.00 for Revolving Credit Loans (ii) US$6,250,189.43 for Letter of Credit Obligations; (iii) US$4,072,930.80 for Canadian Revolving Credit Loans; (iv) US$0.00 for Canadian Letter of Credit Obligations; and (v) US$0.00 for Canadian Bankers Acceptances.

     2. PRINCIPAL BALANCE OF THE TERM LOAN FACILITY #1. There is, as of
December 17, 1999, presently due and owing on the Term Loan Facility #1, the principal sum of US$28,842,152.86 without offset, defense or counterclaim, all of which are hereby expressly waived by the Co-Borrowers and the Guarantors as of the date hereof. The foregoing principal balance is allocated as follows: (i) US$11,666,666.66 for Term Loans #1; and (ii) US$17,175,486.20 for Canadian Term Loans.

     3. PRINCIPAL BALANCE OF THE TERM LOAN FACILITY #2. There is, as of December 17, 1999, presently due and owing on the Term Loan Facility #2, the principal sum of I US$49,875,000.00 without offset, defense or counterclaim, all of which are hereby expressly waived by the Co-Borrowers and the Guarantors as of the date hereof.

     4. INCREASED REVOLVING CREDIT COMMITMENTS. The Agent, the Lenders, the Co-Borrowers and the Guarantors hereby covenant and agree that: (i) the aggregate principal amount (of the Revolving Credit Commitments available to the Co-Borrowers under the Loan Agreement shall be increased from $70,000,000.00 to $80,000,000.00, all as more fully set forth and described on Schedule "A" attached hereto and made a part hereof; and (ii) the Canadian Revolving Credit Sublimit shall not be amended, modified or otherwise affected by any of the terms, conditions and/or provisions of this Second Amendment and shall remain at the maximum aggregate principal amount of $10,000,000.00 as described in Section 2.O2(i)(a) of the Loan Agreement.

     5. LOAN AGREEMENT. The Loan Agreement is hereby amended and modified as follows:

     (i) Article I, Section 1.01 is hereby amended and modified as follows:

         (a) In the Recitals and in Article I, Section 1.01, the definition of "Revolving Credit Loan Facility" shall be amended and modified to provide for the increased aggregate principal amount of the Revolving Credit Loan Facility of "up to $80,000,000.00".

         (b) The definition of "Loan Documents" shall be amended and modified by inserting after the existing phrase "the First Amendment" the following new phrase: "and the Second Amendment".

         (c) In Article I, Section 1.01, the definition of "Advance Limit" shall be deleted and the following new definition of "Advance Limit" shall be inserted in its place and stead:

     "ADVANCE LIMIT" shall mean the Dollar Equivalent of the amount of the Revolving Credit Loan Facility which the Lenders may from time to time advance to the Co-Borrowers in the form of either direct Revolving Credit Loans or Letters of Credit or Canadian Bankers Acceptances, and which amount shall not in the aggregate at any time outstanding exceed the lesser of (i) US$80,000,000.00 or (ii) the sum of (a) eighty percent (80%) of all Qualified Billed Accounts Receivable (including Qualified Billed Government Accounts Receivable), as of the date of determination, plus (b) fifty percent (50%) of all Accrued Unbilled Government Accounts Receivable, as of the date of determination plus (c) fifty percent (50%) of the Qualified Inventory (net of all progress billings and/or payments), as of the date of determination, provided, however, in no event shall the amount described in this clause (c) ever exceed fifty percent (50%) of the total Revolving Credit Loans outstanding, as of the date of determination, plus (d) an amount of up to $5,000,000.00 in the aggregate at any time which the Agent, in its sole and absolute discretion, may agree to advance to the Co-Borrowers against Accounts which do not satisfy the test for Qualified Billed Accounts Receivable solely as a result of novation and administrative issues which cause the Account to remain unpaid for a period of more than ninety (90) days but less than one hundred and fifty (150) days from the invoice date."

         (d) In Article I, Section 1.01, the definition of "Eligible Assignee" shall be deleted and the following new definition of "Eligible Assignee" shall be inserted in its place and stead:

     "ELIGIBLE ASSIGNEE" shall mean any Person(s), each of whom must be acceptable to the Agent and the Co-Borrowers; provided, however, in each such instance where said Person is a bank or other institutional lender, said Person must then be in compliance with all then applicable Laws regarding regulatory capital requirements after giving effect to any "phase-in" provisions thereof; provided, further, that such Person shall have an Affiliate Canadian Lender in each case where such Person is purchasing and assuming a Pro Rata Share of the Canadian Revolving Credit Sublimit and/or the Canadian Term Loan, as applicable (and, in such instance, the term Eligible Assignee as used herein shall include such Person and such Affiliate Canadian Lender as the context requires)."

         (e) The following new definitions shall be inserted:

     "SECOND AMENDMENT" shall mean that certain Second Amendment and Modification Agreement dated February 4, 2000, executed by and among the Co-Borrowers, as the co-borrowers, the Guarantors, as the guarantors, the Agent, as the agent for the lenders, and the Lenders, as the lenders, whereby the parties agreed to amend and modify this Loan Agreement and the other Loan Documents, all as previously amended and modified, for the purposes of (i) increasing the aggregate principal amount of the Revolving Credit Commitments from the aggregate principal amount of "up to $70,000,000.00" to a new increased aggregate principal amount of "up to $80,000,000.00"; (ii) in the Recitals and in Article I,
     Section 1.01 of this Loan Agreement, amending and modifying the definition of "Revolving Credit Loan Facility" to amend and modify the aggregate principal amount of the Revolving Credit Loan Facility from the existing aggregate principal amount of "up to $70,000,000.00" to a new increased aggregate principal amount of "up to $80,000,000.00"; (iii) in Article I,
     Section 1.01 of this Loan Agreement, deleting the existing definition of "Advance Limit" and inserting a new definition of "Advance Limit" in its place and stead; (iv) in Article I, Section 1.01 of this Loan Agreement, deleting the existing definition of "Eligible Assignee" and inserting a new definition of "Eligible Assignee" in its place and stead; (v) in Article 1,
     Section 1.01 of this Loan Agreement, amending and modifying the definition of "Loan Documents" to provide for the Second Amendment; (vi) in Article I,
     Section 1.01 of this Loan Agreement, providing for a new definition of "Second Amendment"; (vii) in Article II, Section 2.11 of this Loan Agreement, amending and modifying Section 2.11 to provide for non-bank entities as "Lenders"; (viii) in Article VII, Section 7.05 of this Loan Agreement, providing for a reference to any "acquisition" in addition to the existing references to any "merger or consolidation"; (ix) in the Loan Documents, providing that any and all references to the "Revolving Credit Loan Facility" shall be deemed to refer to the Revolving Credit Loan Facility in the aggregate increased principal amount of"up to $80,000,000.00"; and (x) in the loan Documents, providing that any and all references to the Loan Documents shall he deemed to refer to each Loan Document as amended and modified up through and including the Second Amendment."

         (ii) Article II, Section 2.11 is hereby amended and modified as follows:

          (a) Section 2.1l(iii)(a)(l) is hereby amended and modified by deleting the existing Section 2.11(iii)(a)(l) and inserting the following new Section 2.1l(iii)(a)(l) in its place and stead:

     "(I) (A) in the case of a Lender which is a "bank" within the meaning of
     Section 881(c)(3)(A) of the Code, two valid, duly completed copies of United States Internal Revenue Service Form 4224 or United States Internal Revenue Form 1001 or successor applicable form, as the case may be, certifying in each case that such Lender is entitled to receive payments under this Loan Agreement and the other Loan Documents without deduction or withholding of any United States federal income taxes and (B) in the case of a Lender which is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, a certificate in substantially the form attached to the Second Amendment as Exhibit "A" with blanks appropriately filled (hereinafter each referred to as a "Non-Bank Compliance Certificate"; and".

         (b) Section 2.11(iii)(a) is hereby amended and modified by inserting a reference to "and/or Non-Bank Compliance Certificate, as applicable," after each reference contained therein to "a Form 1001 or 4224" and "a Form 1001 or Form 4224".

     (iii) Article VII, Section 7.05 is hereby amended and modified by deleting the existing reference therein to "any merger or consolidation" and inserting a new reference to "any merger, consolidation or acquisition" in its place and stead.

     (iv) The following new exhibit shall be added to the Loan Agreement:

         (a) Exhibit "L" - Form of Non-Bank Compliance Certificate, attached to this Second Amendment as Exhibit "A".

     (v) Any and all references to one or more of the "Loan Documents" shall be deemed to refer to said Loan Documents as amended and modified up through and including this Second Amendment.

     6. Loan Documents. The Loan Documents, as previously amended and modified, are hereby further amended and modified as follows:

     (i) Any and all references to the "Loan Agreement" shall be deemed to refer to the Loan Agreement, as amended and modified up through and including this Second Amendment.

     (ii) Any and all references to any or all of the "Loan Documents" shall be deemed to refer to each such Loan Document as amended and modified up through and including this Second Amendment.

     (iii) Any and all references to the "Revolving Credit Loan Facility" shall be deemed to refer to the "Revolving Credit Loan Facility" in the increased aggregate principal amount of "up to $80,000,000.00".

     7. NAI TECHNOLOGIES PATENTS, TRADEMARKS AND COPYRIGHTS. The Co-Borrowers and the Guarantors hereby represent and warrant that those patents, trademarks and copyrights set forth and described on Schedule "B" attached hereto and made a part hereof (i) to the Co-Borrowers' and the Guarantors' best knowledge, are not presently used in connection with any of the Co-Borrowers', the Guarantors' and/or any of their respective Subsidiaries' and/or Affiliates businesses, (ii) are not presently of any material value, either to the Co-Borrowers and/or the Guarantors or to any unrelated third parties, (iii) the loss of one or all of said patents, trademarks and/or copyrights would not have a Material Adverse Effect and (iv) to the Co-Borrowers' and the Guarantors' best knowledge, represent all of the patents, trademarks and copyrights obtained by the Co-Borrowers and/or the Guarantors in connection with the Merger.

     8. REAFFIRMATION. Each of the Co-Borrowers and the Guarantors hereby expressly confirm and reaffirm all of their respective liabilities, obligations and responsibilities under and pursuant to the Loan Documents as amended, modified and/or supplemented by this Second Amendment.

     9. FURTHER AGREEMENTS AND REPRESENTATIONS. The Co-Borrowers and the Guarantors do hereby:

         (i) ratify, confirm and acknowledge that, as amended and modified, the Loan Agreement, the Notes, the Agreement of Guaranty, the Security Agreements and all of the other Loan Documents continue to be valid, binding and in full force and effect,

         (ii) covenant and agree to perform all of their respective obligations contained herein and under the Loan Agreement, the Notes, the Agreement of Guaranty, the Security Agreements and all of the other Loan Documents, as amended and modified;

         (iii) acknowledge and agree that as of the date hereof, the Co-Borrowers and the Guarantors have no defense, set-off, counterclaim or challenge against the payment of any sums due and owing to the Agent or to any Lender or the enforcement of any of the terms of the Loan Agreement, the Notes, the Agreement of Guaranty, the Security Agreements and/or any of the other Loan Documents, all as amended and modified;

         (iv) acknowledge and agree that all of the representations and warranties of the Co-Borrowers and/or the Guarantors contained in the Loan Agreement, the Notes, the Agreement of Guaranty, the Security Agreements and/or all of the other Loan Documents, are true, accurate and correct in all material respects as of the date hereof as if made on and as of the date hereof,

         (v) represent and warrant that, after giving effect to the transactions contemplated by this Second Amendment, no "Event of Default" (as such term is defined in the Loan Agreement), exists or will exist upon the delivery of notice, passage of time, or both, and all information described in the recitals is true and accurate;

         (vi) acknowledge and agree that nothing contained herein and no actions taken pursuant to the terms hereof are intended to constitute a novation of any of the Notes, the Revolving Credit Loan Facility, the Term Loan Facility #1 and/or the Term Loan Facility #2, or any waiver of any of the other Loan Documents, and do not constitute a release, termination or waiver of any of the rights and/or remedies granted to the Agent, on behalf of the Lenders, or to any of the Lenders under the Loan Documents, all of which rights and/or remedies are hereby expressly ratified and confirmed; and

         (vii) acknowledge and agree that the failure by the Co-Borrowers and/or the Guarantors to comply with or perform any of their respective covenants, agreements or obligations contained herein shall constitute an Event of Default under the Loan Agreement and each ot the Loan Documents, as amended and modified.

     10. SECURITY INTEREST. The Co-Borrowers and the Guarantors hereby affirm and confirm that the security interests granted to the Agent on behalf of the Lenders in the Security

Agreements, as amended and modified by this Second Amendment, continue to be valid first liens on the Collateral.

     11. ADDITIONAL DOCUMENTS FURTHER ASSURANCES. The Co-Borrowers hereby covenant and agree to execute and/or deliver to the Agent, on behalf of the Lenders, or to cause to be executed and/or delivered to the Agent, on behalf of the Lenders contemporaneously herewith, at the sole cost and expense of the Co-Borrowers, any and all other documents, agreements, statements, resolutions, certificates, opinions, consents, searches and information as the Agent, on behalf of the Lenders, may reasonably request in connection with the matters or actions described herein. The Co-Borrowers hereby further covenant and agree to execute and/or deliver to the I.ender, or to use their reasonable efforts to cause to be executed and/or delivered to the Agent, on behalf of the Lender, at the sole cost and expense of the Co-Borrowers, from time to time, any and all other documents, agreements, statements, certificates and information as the Agent, on behalf of the Lenders, shall reasonably request to evidence or effect the terms of the Loan Agreement, as amended, or any of the other Loan Documents, as amended, or to enforce or protect the Lenders' interest in the Collateral. All such documents, agreements, statements, etc., shall he in form and content reasonably acceptable to the Agent.

     12. FEES, COSTS, EXPENSES AND EXPENDITURES. The Co-Borrowers shall pay all of the Agent's and the Lenders' reasonable expenses in connection with the review, preparation, negotiation, documentation and closing of this Second Amendment and the consummation of the transactions contemplated hereunder, including, without limitation, fees, expenses and disbursements of legal counsel retained by the Agent and/or the Lenders and all fees related to Filings, recordings of documents and searches, whether or not the transactions contemplated hereunder are consummated.

     13. NO NOVATION. It is the intention of the parties hereto that this Second Amendment shall not constitute a novation and shall in no way adversely affect or impair the lien priority of the Loan Documents. In the event that this Second Amendment, or any portion hereof, or any of the instruments executed in connection herewith, shall he construed or shall operate to affect the lien priority of the Loan Documents, then to the extent such instrument creates a charge upon the Loan Documents in excess of that contemplated and permitted thereby and to the extent third parties acquiring an interest in the Loan Documents between the time of recording of the Loan Documents and the recording of this Second Amendment are prejudiced hereby, if any, this Second Amendment shall be void and of no force and effect; provided, however, that notwithstanding the foregoing, the parties hereto, as between themselves, shall be bound by all of the terms, conditions and provisions contained herein until all obligations of the Co-Borrowers to the Agent and the Lenders under the Loan Documents shall have been paid in full and the Loan Facilities shall have been terminated.

     14. NO WAIVER. Nothing contained herein constitutes an agreement or obligation by the Agent or by any Lender to grant any further amendments to any of the Loan Documents and nothing contained herein constitutes a waiver or release by the Agent or by any Lender of any rights or remedies available to the Agent or such Lender under the Loan Documents, at law or in equity, provided that the foregoing is not intended to revoke the Agent's or any Lender's previous consent to the requested actions by the Co-Borrowers and/or the Guarantors where such consent was delivered by the Agent or such Lender in writing.

     15. INCONSISTENCIES. To the extent of any inconsistency between the terms and conditions of this Second Amendment and the terms and conditions of the Loan Agreement or the Loan Documents, the terms and conditions of this Second Amendment shall prevail. All terms and conditions of the Loan Agreement and the Loan Documents not inconsistent herewith shall remain in full force and effect and are hereby ratified and confirmed by the Co-Borrowers and/or the Guarantors.

     16. CONSTRUCTION. Any capitalized terms used in this Second Amendment not otherwise defined shall have the meaning as set forth in the Loan Agreement. All references to the Loan Agreement therein or in any of the other Loan Documents shall be deemed to be a reference to the Loan Agreement, as amended and modified up through and including the date hereof.

     17. BINDING EFFECT. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

     18. COUNTERPARTS. This Second Amendment may be executed by one or more of the parties to this Second Amendment in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     IN WITNESS WHEREOF, the Co-Borrowers, the Guarantors, the Agent and the lenders have caused this Second Amendment to be executed and delivered by their duly authoried corporate officers, all as of the day and year first written above.


                                   DRS TECHNOLOGIES, INC.,
                                   a Delaware corporation, as a Co-Borrower


                                   DRS TECHNOLOGIES CANADA, INC.,
                                   a Delaware corporation, as a Co-Borrower


                                   DRS SENSOR SYSTEMS, INC. FORMERLY KNOWN AS
                                   "DRS EO, INC.", a Delaware corporation, as a Co-Borrower


                                   DRS AIR, INC., a Delaware corporation, as a Guarantor


                                   DRS INTERNATIONAL, INC.,
                                   a Delaware corporation, as a Guarantor


                                   DRS FPA, INC., a Delaware corporation, as a Guarantor


                                   DRS INFRARED TECHNOLOGIES, LP, FORMERLY KNOWN AS "DRS FPA, L.P.", a Delaware limited partnership, as a Co-Borrower

                                   By:  DRS FPA, INC., a Delaware corporation,
                                        as the general partner


                                   DRS/MS, INC., a Delaware corporation, as a Guarantor


                                   By: /s/  MARK S. NEWMAN
                                      ------------------------------------------
                                            Mark S. Newman
                                            In his capacity as the President
                                            of each of the above-referenced
                                            corporations

                                   DRS TECHNOLOGIES CANADA COMPANY,
                                   a Nova Scotia company, as a Co-Borrower


                                   DRS PRECISION ECHO, INC.,
                                   a Delaware corporation, as a Guarantor


                                   By: /s/  DAVID STAPLEY
                                      ------------------------------------------
                                            David Stapley
                                            President


                                   LAUREL TECHNOLOGIES PARTNERSHIP,
                                   (ALSO DOING BUSINESS AS DRS LAUREL
                                   TECHNOLOGIES), a Delaware general
                                   partnership, as a Guarantor


                                   By:  DRS SYSTEMS MANAGEMENT CORPORATION,
                                        as the General Partner


                                   DRS ELECTRONIC SYSTEMS, INC.,
                                   a Delaware corporation, as a Guarantor


                                   DRS SYSTEMS MANAGEMENT CORPORATION,
                                   a Delaware corporation, as a Guarantor


                                   DRS TECHNICAL SERVICES, INC.,
                                   a Delaware corporation, as a Guarantor


                                   NAI TECHNOLOGIES, INC., AS SUCCESSOR-IN-
                                   INTEREST TO DRS MERGER SUB, INC., a New
                                   York corporation, as a Guarantor


                                   By: /s/  TERRENCE L. DEROSA
                                      ------------------------------------------
                                            Terrence L. DeRosa
                                            President

                                   DRS PHOTRONICS, INC.,
                                   a New York corporation, as a Guarantor


                                   By: /s/  PAUL G. CASNER, JR.
                                      ------------------------------------------
                                            Paul G. Casner, Jr.
                                            President



                                   DRS AHEAD TECHNOLOGY, INC.,
                                   a Delaware corporation, as a Guarantor


                                   By: /s/  DENNIS CHARLEBOIS
                                      ------------------------------------------
                                            Dennis Charlebois
                                            President



                                   DRS OPTRONICS, INC.,
                                   a Delaware corporation, as a Guarantor


                                   By: /s/  FRED MARION
                                      ------------------------------------------
                                            Fred Marion
                                            President



                                   DRS HADLAND, INC., a Massachusetts
                                   corporation, as a Guarantor


                                   By: /s/  DOUGLAS STUART
                                      ------------------------------------------
                                            Douglas Stuart
                                            President



                                   DRS RUGGED SYSTEMS, INC.,
                                   a Colorado corporation, as a Guarantor


                                   By: /s/  DAVID PRIOR
                                      ------------------------------------------
                                            David Prior
                                            President

                                   DRS ADVANCED PROGRAMS, INC.,
                                   a New York corporation, as a Guarantor


                                   By: /s/  STEVEN RICE
                                      ------------------------------------------
                                            Steven Rice
                                            President



                                   MELLON BANK, N.A.,
                                   as a Lender


                                   By: /s/  RUSS J. LOPINTO
                                      ------------------------------------------
                                            Russ J. Lopinto
                                            President



                                   MELLON BANK CANADA,
                                   as a Lender


                                   By: /s/  WENDY B.H. BOCTI
                                      ------------------------------------------
                                            Wendy B.H. Bocti
                                            Chief Operating Officer



                                   THE CIT GROUP/EQUIPMENT FINANCING, INC., as a Lender


                                   By: /s/  DANIEL E. A. NICHOLS
                                      ------------------------------------------
                                            Daniel E. A. Nichols
                                            Assistant Vice President



                                   NATIONAL BANK OF CANADA,
                                   as a Lender


By: /s/  TIPETHY J. SMITH          By: /s/  KAREN A. GREXA
-------------------------   AND       ------------------------------------------
         Tipethy J. Smith                   Karen A. Grexa
         Vice President &                   Vice President
         Manager

                                   SUMMIT BANK, as a Lender


                                   By: /s/  GEORGE BARRON
                                      ------------------------------------------
                                            George Barron
                                            Vice President



                                   UNION BANK OF CALIFORNIA, N.A.,
                                   as a Lender


                                   By: /s/  HAGOP V. JAZMADARIAN
                                      ------------------------------------------
                                            Hagop V. Jazmadarian
                                            Vice President



                                   TRANSAMERICA EQUIPMENT FINANCIAL SERVICES
                                   CORPORATION, as a Lender


                                   By: /s/  SEAN D. MCALISTER
                                      ------------------------------------------
                                            Sean D. McAlister
                                            Vice President Region Credit Manager



                                   THE TORONTO-DOMINION BANK, as a Lender



                                   By: /s/  PARIN KANJI
                                      ------------------------------------------
                                            Parin Kanji
                                            Assistant Manager



                                   TORONTO DOMINION (NEW YORK), INC.,
                                   as a Lender


                                   By: /s/  JORGE A. GARCIA
                                      ------------------------------------------
                                            Jorge A. Garcia
                                            Vice President

                                   NATIONAL CITY BANK OF PENNSYLVANIA,
                                   as a Lender


                                   By: /s/  W. CHRISTOPHER KOHLER
                                      ------------------------------------------
                                            W. christopher Kohler
                                            Assistant Vice President



                                   KZH SOLEIL LLC, as a Lender


                                   by: /s/  PETER CHIN
                                      ------------------------------------------
                                            Peter Chin
                                            Authorized Agent



                                   GALAXY CLO 1999-1, LTD., as a Lender

                                   By:  SAI INESTMENT ADVISER, INC., ITS
                                        COLLATERAL MANAGER


                                        By: /s/  STEVEN STAVER
                                           -------------------------------------
                                                 Steven Staver
                                                 Authorized Agent



                                   STEIN ROE & FARNHAM CLO I LTD., as a Lender

                                   By:  STEIN ROE & FARNHAM INCORPORATED, AS
                                        PORTFOLIO MANAGER


                                        By: /s/  JAMES R. FELLOWS
                                           -------------------------------------
                                                 James R. Fellows
                                                 Vice President



                                   IBM CREDIT CORPORATION, as a Lender


                                   By: /s/  THOMAS S. GARCIA
                                      ------------------------------------------
                                            Thomas S. Garcia
                                            Manager of Credit

                                   MELLON BANK, N.A., as the Agent


                                   By: /s/  RUSS J. LOPINTO
                                      ------------------------------------------
                                            Russ J. Lopinto
                                            Vice President

                                    EXHIBIT "A"

          ATTACHED TO AND MADE A PART OF THAT CERTAIN SECOND AMENDMENT
         AND MODIFICATION AGREEMENT BY AND AMONG DRS TECHNOLOGIES, INC.
           ET AL., AND MELLON BANK, N.A. ET AL, DATED FEBRUARY 4,2000

                     FORM OF NON-BANK COMPLIANCE CERTIFICATE

         [INSERT DATE]

         Mellon Bank, N.A., as Agent             DRS Technologies, Inc.
         Mellon Financial Services               DRS Technologies Canada Company
         Raritan Center                          DRS Technologies Canada, Inc.
         Edison, New Jersey 08837                DRS EO, Inc.
         Fax: (732) 225-4820                     DRS FPA, L.P.
                                                 5 Sylvan Way
                                                 Parsippany, New Jersey 07054
                                                 Fax: (973) 898-4730

             Re: Amended and Restated Revolving Credit Loan and Term Loan Agreement among DRS Technologies, Inc., DRS Technologies Canada Company, DRS Technologies Canada, Inc., DRS EO. Inc. DRS FPA, L.P., Mellon Bank, N.A., as Agent, Mellon Bank Canada, and certain Lenders dated as of October 20, 1998 (hereinafter as it may be from time to time amended, modified, extended, renewed, refinanced and/or supplemented referred to as the "Loan Agreement")

               ________________________________ (hereinafter referred to as the
          "Company") hereby certifies as of the date hereof that: (1) the Company is not a "bank" within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (hereinafter referred to as the ~Code"), is not subject to regulatory or other legal requirements as a bank in any jurisdiction, and has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any governmental authority, and application made to a rating agency or qualification for any exemption for tax, securities law or other legal requirements; (2) the Company is not a ten percent (10%) shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of any obligor under the Loan Agreement; (3) the Company is not a "controlled foreign corporation" related to any obligor under the Loan Agreement (within the meaning of Section 864(d)(4) of the Code); and (4) the Company is entitled to receive payments under the Loan Agreement without deduction or withholding of any United States Federal income taxes.



                                                 [INSERT COMPANY NAME]


                                                  By: ________________________
                                                        Name:
                                                        Title:

                                   SCHEDULE "A"

          ATTACHED TO AND MADE A PART OF THAT CERTAIN SECOND AMENDMENT
         AND MODIFICATION AGREEMENT BY AND AMONG DRS TECHNOLOGIES, INC.
           ET AL., AND MELLON BANK, N.A. ET AL, DATED FEBRUARY 4,2000

                      CURRENT COMMITMENTS OF THE LENDERS(1)

(i)       MELLON BANK, N.A.

          a.   Revolving Credit Commitment                        $14,987,625.43
          b.   Term Loan #1 Commitment                            $ 4,417,904.70
          c.   Term Loan #2 Commitment                            $         0.00

(ii)      MELLON BANK CANADA

          a.   Canadian Revolving Credit Commitment               $ 5,000,000.00
          b.   Canadian Term Loan Commitment                      $ 7,220,641.31

(iii)     THE CIT GROUP / EQUIPMENT FINANCING, INC.

          a.   Revolving Credit Commitment                        $         0.00
          b.   Term Loan #1 Commitment                            $         0.00
          c.   Term Loan #2 Commitment                            $ 9,974,984.34

(iv)      NATIONAL BANK OF CANADA - CANADA

          a.   Canadian Revolving Credit Commitment               $ 2,500,000.00
          b.   Canadian Term Loan Commitment                      $ 4,813,592.39

(v)       NATIONAL BANK OF CANADA - US

          a.   Revolving Credit Commitment                        $11,428,571.00
          b.   Term Loan #1 Commitment                            $         0.00
          c.   Term Loan #2 Commitment                            $         0.00

(vi)      SUMMIT BANK

          a.   Revolving Credit Commitment                        $ 9,696,971.00
          b.   Term Loan #1 Commitment                            $ 1,363,635.00
          c.   Term Loan #2 Commitment                            $         0.00

---------------

1 All Revolving Credit Commitments reflect the $10,000,000.00 increase in the aggregate principal amount of the Revolving Credit Loan Facility contemplated and effected by this Second Amendment.

(vii)     UNION BANK OF CALIFORNIA, N.A.

          a.   Revolving Credit Commitment                        $14,545,457.00
          b.   Term Loan #1 Commitment                            $ 2,045,454.52
          c.   Term Loan #2 Commitment                            $ 4,993,734.34

(viii)    TRANSAMERICA EQUIPMENT FINANCIAL
          SERVICES CORPORATION

          a.   Revolving Credit Commitment                        $         0.00
          b.   Term Loan #1 Commitment                            $         0.00
          c.   Term Loan #2 Commitment                            $ 9,962,500.00

(ix)      THE TORONTO-DOMINION BANK

          a.   Canadian Revolving Credit Commitment               $ 2,500,000.00
          b.   Canadian Term Loan Commitment                      $ 4,813,592.39

(x)       TORONTO DOMINION (NEW YORK), INC.

          a.   Revolving Credit Commitment                        $14,545,457.00
          b.   Term Loan #1 Commitment                            $ 2,045,454.52
          c.   Term Loan #2 Commitment                            $         0.00

(xi)      NATIONAL CITY BANK OF PENNSYLVANIA

          a.   Revolving Credit Commitment                        $ 9,795,918.57
          b.   Term Loan #1 Commitment                            $ 1,377,551.25
          c.   Term Loan #2 Commitment                            $         0.00

(xii)     GALAXY CLO 1999-1, LTD.

          a.   Revolving Credit Commitment                        $         0.00
          b.   Term Loan #1 Commitment                            $         0.00
          c.   Term Loan #2 Commitment                            $12,484,335.84

(xiii)    KZH SOLEIL LLC

          a.   Revolving Credit Commitment                        $         0.00
          b.   Term Loan #1 Commitment                            $         0.00
          c.   Term Loan #2 Commitment                            $ 2,496,867.17

(xiv)     STEIN ROE & FARNHAM CLO I LTD.

          a.   Revolving Credit Commitment                        $         0.00
          b.   Term Loan #1 Commitment                            $         0.00
          c.   Term Loan #2 Commitment                            $ 4,993,734.34

(xv)      IBM CREDIT CORPORATION

          a.   Revolving Credit Commitment                        $ 5,000,000.00
          b.   Term Loan #1 Commitment                            $         0.00
          c.   Term Loan #2 Commitment                            $ 4,906,343.98

                                  SCHEDULE "B"

          ATTACHED TO AND MADE A PART OF THAT CERTAIN SECOND AMENDMENT
         AND MODIFICATION AGREEMENT BY AND AMONG DRS TECHNOLOGIES, INC.
           ET AL., AND MELLON BANK, N.A. ET AL, DATED FEBRUARY 4,2000

                       PATENTS, TRADEMARKS AND COPYRI2HTS

       PATENT                                 DATE               REG. NO.
       ------                                 ----               --------

POWER SUPPLY SYSTEM                      July 24, 1990          4,943,762

MICROCOMPUTER HOUSING AND                January 15, 1991       4,985,804
VENTILATION ARRANGEMENT

RUGGED MODULAR PORTABLE COMPUTER         July 4, 1995           5,430,607
INCLUDING MODULE SHINGLED ALONG AN
EDGE

ELECTRONIC SYSTEM WITH VARIABLE          July 25, 1995          5,437,040
THRESHOLD POWER FAILURE SIGNALING

MAGNETICALLY ACTUATED EQUIPMENT          May 4, 1982            4,327,638

APPARATUS FOR SECURING AND RELEASING     December 1, 1981       4,303,955
TAPE CARTRIDGES FROM TAPE DECKS.

THERMAL PRINTER                          September 5, 1995      5,447,380



                                   TRADEMARKS

       TRADEMARK                             DATE               REG. NO.
       ---------                             ----               ---------
NORTH ATLANTIC                           June 22, 1965            791,368

CODAR TECHNOLOGY, INC.                   April 20, 1993         1,765,709

NAI                                      March 28, 1995         1,886,576

NAI (Stylized)                           March 28, 1995         1,886,577

EAGLE                                    April 23, 1996         1,969,238

CODAR EXPLORER                           May 7, 1996            1,972,902



                              COMMON LAW TRADEMARKS

   MARK                                        GOODS
   ----                                        -----
Codar Eagle

Codar Genesis                   computer hardware and peripherals and
                                accessaries

Codar Falcon                    computer hardware, namely, flat panel
                                dispalys and peripherals and accessories

                                   COPYRIGHTS

  Copyright Title              Owner          Registration No.        Date
  ---------------              -----          ----------------    -------------

* NAI prom numbers        North Atlantic          TX1253576       July 18, 1981
885281, 885282 &          Industries, Inc.
885458 for Quantex
model 7030 printer

* NAI prom, numbers       North Atlantic          TX1248096       Sept. 16, 1983
885540, 884451,           Industries, Inc.
885543-A, 885844-A
for model 7020 printer

* RS-232 DTU              North Atlantic          TX1246882       March 24, 1983
controller program,       Industries, Inc.
Quantex model 2766

* Arinc 429 DTU           North Atlantic          TX1246881       March 24, 1983
controller program:       Industries, Inc.
Quantex model 2760

* Prom control            North Atlantic          TX1246154       July 15, 1983
drawing                   Industries, Inc.

* Prom control            North Atlantic          TX1246153       July 15, 1983
drawing                   Industries, Inc.

* NAI prom control        North Atlantic          TX1245230       Oct. 27, 1983
drawing no. 885565-A      Industries, Inc.
for Quantiex model
7010 printer

* NAI prom number         North Atlantic          TX1240391       July 15, 1983
885177, 885178-1A,        Industries, Inc.
885179 for Quantex
model 7040 printer

* PROM 884189             North Atlantic          TX1209165       April 22, 1983
                          Industries, Inc.

*PROM 884235-01           North Atlantic          TX1209164       April 22, 1983
                          Industries, Inc.

ARINC 429 DTU             North Atlantic          TX1177041       May 2, 1983
controller program        Industries, Inc.
Quantex model 2760

* Series 1000 PROG        North Atlantic          TX1067134       Jan. 18, 1983
SEG COMCO.SA              Industries, Inc.

* Tape storage system     North Atlantic          TX822889        Dec. 21, 1981
model 2710 QNTX           Industries, Inc.
TM 1005 reference
manual

* Tape Storage system     North Atlantic          TX789718        Oct. 26, 1981
model 2720 QNTX           Industries, Inc.

  Copyright Title              Owner          Registration No.        Date
  ---------------              -----          ----------------    -------------

TM 1019 reference
manual

* Tape cartridge          North Atlantic          TX785983        Oct. 19, 1981
system; model 2765,       Industries, Inc.
QNTX TM 1030
reference manual

* Quantex Tape            North Atlantic          TX769075        Sep. 21, 1981
cartridge data loader     Industries, Inc.
model 2760 reference
manual

* Cartridge tape drive    North Atlantic          TX758570        May 6, 1981
models 400 and 401        Industries, Inc.
QNTX TM 1011
reference manual

* Tape storage system     North Atlantic          TX739703        May 21, 1981
model 5100-1D             Industries, Inc.
reference manual
QNTX-TM 1006

* Rolm interface          North Atlantic          TX714423        June 22, 1981
model 786020 QNTX         Industries, Inc.
TM 1015 reference
manual

*Tape storage system,     North Atlantic          TX712884        June 18, 1981
model 2420,               Industries, Inc.
QNTX TM 1004,
reference manual

* Communications          North Atlantic          TX707486        June 8, 1981
tape terminal model       Industries, Inc.
1000; QNTX TM
1022 reference
manual

* Cartridge tape drive,   North Atlantic          TX703253        June 1, 1981
model 651, QNTX           Industries, Inc.
TM 1029 reference
manual

*Tape storage system,     North Atlantic          TX699359        May 28, 1981
model 5100-2D,            Industries, Inc.
QNTX TM 1026,
reference manual

* Tape formatter,         North Atlantic          TX679918        April 28, 1981
model 786700 QNTX         Industries, Inc.
TM 1021 reference
manual

  Copyright Title              Owner          Registration No.        Date
  ---------------              -----          ----------------    -------------

* Quantex formatter       North Atlantic          TX676547        Apr. 20, 1981
model 786008:             Industries, Inc.
QNTX TM 1013
reference manual

* Quantex PDP-11          North Atlantic          TX676546        Apr. 20, 1981
interface model           Industries, Inc.
786011/743 QNTx
TM 1009 reference
manual

* Nova interface          North Atlantic          TX673942        Apr. 16, 1981
model 786014              Industries, Inc.
reference manual

* Series 6000 printer     North Atlantic          TX651162        Mar. 16, 1981
QNTX TM 1025              Industries, Inc.
reference manual

* Tape storage system     North Atlantic          TX651155        Mar. 16, 1981
model 2200 QNTX           Industries, Inc.
TM 1002 reference
manual

* Cartridge tape drive,   North Atlantic          TX485776        June 4, 1980
model 650, QNTX           Industries, Inc.
TM 1001 reference
manual

* XpressStation 4-Te      NAI Technologies,       TX3788977       Feb. 28, 1994
hardware reference        Inc. Systems
manual and user's guide   Division